U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     FORM 8-K

                                   CURRENT REPORT

    Pursuant to Section13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 21, 2002

                    INTERNET BUSINESS'S INTERNATIONAL, INC.
               (Exact name of registrant as specified in its charter)

                                    Nevada
               (State or other jurisdiction of incorporation)

                                   0-20259
                         (Commission File Number)

                                  33-03007734
                (I.R.S. Employer Identification Number)

      4634 South Maryland Parkway, suite 101, Las Vegas, Nevada 89119
                     (Address of principal executive offices)

   Registrant's telephone number including area code:  (702) 433-9416

ITEM 5.  Other Information.

     On June 17, 2002 the Company entered into to sell its division Ace Optics. See attached agreement.

                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be singed on its behalf by the undersigned hereunto duly authorized.

                               Internet Business's International, Inc.


                               by:/s/ Albert R. Reda
                               Albert R. Reda
                               Chief Executive Officer

Dated: June 21, 2002

                              EXHIBIT INDEX

16     Asset Purchase Agreement dated June 17, 2002 (see below).